EXHIBIT 10.31

                                   EXHIBIT B
No. WD -

THE CLASS D WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON THE EXERCISE OF SUCH CLASS D WARRANTS MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ALL APPLICABLE STATE SECURITIES LAWS, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND STATE LAWS WHERE THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION OF COUNSEL THAT EXEMPTIONS FROM REGISTRATION UNDER SUCH ACT AND LAWS ARE AVAILABLE.

THE TRANSFER OR EXCHANGE OF THIS WARRANT IS RESTRICTED IN ACCORDANCE WITH THE TERMS HEREOF.
                          ___________________________

THIS CLASS D WARRANT IS ONE OF A SERIES OF CLASS D WARRANTS ISSUED BY VISIONQUEST WORLDWIDE HOLDINGS CORPORATION ENTITLING THE HOLDERS THEREOF TO PURCHASE AN AGGREGATE OF 4,150,000 SHARES OF COMMON STOCK, $.001 PER VALUE, OF VISIONQUEST WORLDWIDE HOLDINGS CORPORATION.

                          ___________________________

         CLASS D WARRANT TO PURCHASE __________ SHARES OF COMMON STOCK
                           PAR VALUE $.001 PER SHARE
                                       OF
                   VISIONQUEST WORLDWIDE HOLDINGS CORPORATION
                            EXERCISABLE ON OR BEFORE
                5:00 P.M., EASTERN TIME, _________________, 2005

This is to certify that, for value received, __________________ (the "Holder") or his or its assigns (the "Holder" or "Holders") is entitled to purchase, subject to the provisions of this Warrant, from VisionQuest Worldwide Holdings Corporation, a Delaware corporation (the "Company"), ______________________ (___________) shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), on the terms and conditions set forth herein. This Warrant and any Warrant resulting from a transfer or subdivision of this Warrant shall sometimes hereinafter be referred to as a "Warrant" or, collectively as the "Warrants".

1. The purchase price of each share of Common Stock subject to this Warrant (the "Warrant Shares") shall be $.10 per share, subject to adjustment as set forth herein (the "Purchase Price").

2. The Warrant shall be exercisable from time to time during the period of five
(5) years, commencing on April 1, 2000, and terminating at 5:00 P.M., Eastern Time, on March 31, 2005 (the "Exercise Period"), provided however, that the Exercise Period shall be subject to termination earlier than March 31, 2005, as provided in Section l0(d) hereof.

3. The Purchase Price of the Warrant Shares shall be paid in full at the time of exercise, by cashier or certified check therefor, payable to the Company, as hereinafter provided. The Holder shall not have any of the rights of a shareholder with respect to the Warrant Shares as to which this Warrant shall not have been exercised and payment made as herein provided.

4. In the event of a stock dividend, recapitalization, reorganization, subdivision, combination, exchange or reclassification of shares of Common Stock of the Company, or any other change in the corporate structure or shares of Common Stock of the Company, prior to the exercise of this Warrant, an appropriate adjustment shall be made by the Company in the aggregate number and the Purchase Price of the Warrant Shares as is necessary to give the Holder substantially the same rights as the Holder had immediately prior to the occurrence of such event. In the event of any consolidation of the Company with, or merger of the Company into, another corporation where the Company is not the successor entity, or in the case of a sale or conveyance to another corporation of the property of the Company in its entirety, then the Holder shall thereafter, upon payment of the Purchase Price in effect immediately prior to the record date for such consolidation, merger, sale or conveyance, have the rig t to purchase and receive the kind and number of shares of stock and other securities and property receivable upon such consolidation, merger, sale or conveyance, that would have been issued to the Holder had the Warrant been exercised immediately prior to such event.

5. The Company hereby represents and warrants to the Holder that (a) the Company, by all appropriate and required action, is duly authorized to issue this Warrant and consummate all of the transactions contemplated hereby; and
(b) the Warrant Shares, have been duly reserved for issue upon exercise of the Warrant, and when issued and delivered by the Company to the Holder, and when paid for by the Holder in accordance with the terms and conditions hereof, will be duly and validly issued, fully paid and nonassessable.

6. By acceptance of this Warrant, the Holder, unless this Warrant and the Warrant Shares are the subject of an effective registration statement under the Securities Act of 1933, as amended (the "Act"), represents and warrants to the Company that he or it, as the case may be, is acquiring the Warrant, and shall acquire the warrant Shares, for investment, for his or its own account and not with a view towards the resale or distribution thereof.

7. By acceptance of this Warrant, the Holder hereby agrees that he or it, as the case may be, shall not sell, transfer by any means or otherwise dispose of the Warrant or the Warrant Shares acquired by him or it without registration under the Act or any applicable state securities laws, unless (a) an exemption from registration under the Act and said state securities laws are available thereunder, and (b) the Holder has furnished the Company, with notice of such proposed transfer and an opinion of the Holder's legal counsel, who shall be acceptable to counsel to the Company, that such proposed sale or transfer is so exempt. The holder shall be responsible for all expenses of transfer of the Warrants (excluding, however, the expenses of any registration which are allocated in Section 10, below), including, but not limited to, the legal opinion required by this paragraph if the transfer is accomplished without registration, and all fees that may be charged by the Company's transfer agent, if at the time, holders of the Company's Common Stock are required to pay such fees in connection with transfers of their shares of Common Stock.

8. By acceptance of this Warrant the Holder acknowledges that and, unless this Warrant and the Warrant Shares are the subject of an effective registration statement under the Act, each transferee of this Warrant shall acknowledge in writing to the Company that:

   (a) The Holder must bear the economic risk of the investment of the purchase of the Warrant Shares for an indefinite period of time unless the Warrant Shares are registered for sale under the Act or any applicable state securities laws or an exemption for such sale is available thereunder. In that regard, it is understood that both the Warrant and the Warrant Shares, when purchased upon exercise of the Warrant, cannot be transferred except in compliance with the Act or any applicable state securities laws, which generally means that, in absence of registration of the Warrant or Warrant Shares under the Act or any applicable state securities laws, the Holder will not be able to make any public sales of the warrant or the Warrant Shares unless compliance is had with said state securities laws and Rule 144 of the Securities and Exchange Commission ("SEC"), or any successor rule or regulation of the SEC, including holding periods, manner of sale and availability of adequate current pub information concerning the Company.

   (b) The Holder has had both the opportunity to ask questions of and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the Warrant, the Warrant Shares and the terms and conditions hereof and to obtain any additional information, to the extent the Company possesses or may posses such information or can acquire it without unreasonable effort or expense, necessary for the Holder to make the investment in the Company contemplated hereby.

   (c) The Company shall place stop transfer orders on its records of the Class D Warrant with respect to the transfer of the Warrant and with its transfer agent for its Common Stock against transfer of the Warrant Shares in the absence of registration under the Act and any applicable state securities laws or an exemption therefrom as provided herein.

   (d) The certificate(s) evidencing the Warrant Shares shall, unless transferred as set forth in Section 7 above or pursuant to a registration statement under the Act as provided in Section 10 below, bear a legend substantially as follows:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM WHERE THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, ACCEPTABLE TO COUNSEL TO THE COMPANY, AS TO THE AVAILABILITY OF SUCH EXEMPTION UNDER SAID ACT AND LAWS."

9. The Warrant may be exercised by transmitting the Warrant Share Purchase Form annexed hereto (the "Purchase Notice'') to the Company at its principal place of business. The Purchase Notice shall be accompanied by payment of the full Purchase Price of the Warrant Shares as provided in Section 3 hereof, and the Company shall issue a certificate or certificates evidencing the Warrant Shares as soon as practicable after the notice is received. The certificate or certificates evidencing the Warrant Shares shall be registered in the name of the person or persons so indicated on the Purchase Notice.

10. The Holder of the Warrant and/or the Warrant Shares shall have the registration rights set forth in this Section 10.

    (a) If any majority holder (as defined below) shall give notice to the Company at any time within the period (the "Registration Period") commencing March 31, 2001, and terminating at the expiration of the earliest to occur of
(i) the sale of all the Registrable Securities (as defined below) pursuant to a registration statement filed in connection with the registration rights set forth in this Warrant, (ii) the receipt by the Holder(s) of the opinion(s) from counsel specified in paragraph (h) of this Section 10 or (iii) the end of the Exercise Period, to the effect that such holders contemplates the transfer of all or any part of his or their Registrable Securities under such circumstances that a public distribution (within the meaning of the Act) of Registrable Securities will be involved, then within sixty (60) days after receipt of such notice, the Company shall file a registration statement pursuant to the Act, to the end that the Registrable Securities may be sold under the Act promptly as practicable thereafter, and the Company will use its best efforts to cause such registration statement to become effective, provided that all holders shall furnish the Company with appropriate information (relating to the intentions of such holders, including the number of Registrable Securities to be registered and the intended method of distribution thereof) in connection therewith as the Company shall reasonably request in writing. The Company shall not be required to file more than one registration statement pursuant to this paragraph (a).

    (b) Within ten (10) days after receiving any notice pursuant to paragraph
(a) above from the holders of 50% or more of the Class D Warrant and/or Warrant Shares, the Company shall give notice to the other Holders of Registrable Securities, advising that the Company is proceeding with such registration and offering to include therein the Registrable Securities of such other Holders, provided that within twenty (20) days after the date on which the Company shall have given notice, the Holders shall notify the Company that they desire to have their Registrable Securities included in such registration statement and shall promptly furnish the Company with such appropriate information (relating to the intentions of such Holders, including the number of Registrable Securities to be registered and the intended method of distribution thereof) in connection therewith as the Company shall reasonably request in writing.

    (c) In addition to the demand registration rights set forth in paragraphs
(a) and (b) above, if, at any time during the Registration Period, the Company proposes to register any of its securities under the Act (other than in connection with a merger, acquisition, exchange offer, dividend reinvestment plan or pursuant to Form S-8 or successor form) (either on its behalf or on behalf of any selling shareholder) it shall given written notice, at least twenty (20) days prior to the filing of each such registration statement, to all holders of Registrable Securities which were not included in the registration statement filed by the Company under paragraphs (a) and (b) above, which registration statement had become effective, of its intention to do so and shall inquire whether any of such holders desire to include any of their Registrable Securities therein. If any Holders of the Registrable Securities notify the Company within fifteen (15) days after and such notice of its or their desire to include any of the Registrable Securities in such proposed registration statement the Company shall afford the Holder or Holders of the Registrable Securities the opportunity to have any such Registrable Securities registered under such registration statement at the Company's cost and expense and at no cost or expense to the Holder or Holders except for the fees of any counsel retained by such Holder(s) and any transfer taxes or underwriting discounts or commissions applicable to the Registrable Securities sold by him or it pursuant thereto.

  If such registration involves an underwritten offering, all Holders of Registrable Securities requesting to be included in the Company's registration must, if requested by the Company, sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company and other selling shareholders.

  Notwithstanding the provisions of the first paragraph of this paragraph (c), the Company shall have the right at any time after it shall have given written notice pursuant to this paragraph (c) (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

    (d) The Holders of Registrable Securities may, in accordance with paragraph
(c) or paragraph (a) above, at their option, request the registration of the Warrants and/or the Warrant Shares in a filing made by the Company prior to the acquisition of the Warrant Shares by the Holders upon exercise of the Warrants. Pursuant to the terms of this Warrant, the Holders may thereafter exercise the Warrants at any time or from time to time subsequent to the effectiveness under the Act of the registration statement in which the Warrants or the Warrant Shares were included. Notwithstanding anything to the contrary herein contained, the Exercise Period for any Warrants that are the subject of a Registration Statement filed pursuant to the provisions of paragraphs (a), (b) or (c) of this Section 10 that has become effective under the Act shall terminate at the earlier of the time set forth in Section 2 hereof or one hundred eighty (180) days following the date that such Registration Statement be effective under the Act.

    (e) The Company shall not be obligated or required to effect any demand registration of any Registrable Securities pursuant to paragraphs (a) and (b) of this Section 10 during the period commencing on the date falling sixty (60) days prior to the Company's estimated date of filing of, and ending on the date ninety (90) days following the effective date of, any registration statement pertaining to any underwritten registration initiated by the Company, for the account of the Company, if the written request of Holders for such demand registration pursuant to paragraphs (a) and (b) hereof shall have been received by the Company after the Company shall have given to all Holders of Registrable Securities a written notice stating that the Company is commencing an underwritten registration initiated by the Company; provided, however, that the Company will use its best efforts in good faith to cause any such registration statement to be filed and to become effective as expeditiously as shall be reasonably possible.

    (f) Notwithstanding the provisions of paragraph (c) of this Section 10, if in the written opinion of the Company's managing underwriter, if any, for such offering, the inclusion of all or a portion of the Registrable Securities requested to be registered, when added to the securities being registered by the Company or any selling shareholder, will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise materially adversely affecting the entire offering, then the Company may exclude from such offering all or a portion of the Registrable Securities requested to be registered as required by the managing underwriter. If securities are proposed to be offered for sale pursuant to such registration statement by other security holders of the Company and the total number of securities to be offered by the holders of the Registrable Securities and such other selling security holders is required to be reduced pursuant to a request from the managing underwriter (which request shall be made only for the reasons and in the manner set forth above) the aggregate number of Registrable Securities to be offered by the Holders pursuant to such registration statement shall equal the number which bears the same ratio to the maximum number of securities that the underwriter believes may be included for all the selling security holders (including the Holders) as the original number of Registrable Securities proposed to be sold by the Holders bears to the total original number of securities proposed to be offered by the Holders and the other selling security holders.

    (g) The following provisions of this paragraph (g) shall apply to the foregoing paragraphs of this Section 10:

    (i) The Company will use reasonable efforts to cause any registration statement covering all or any portion of the Registrable Securities to become effective as promptly as possible and, if any stop order shall be issued by the Securities and Exchange Commission in connection therewith, to use its reasonable efforts to obtain the removal of such order. Each Holder agrees to cooperate in all respects with the Company in effectuating the foregoing. Following the effective date of any registration statement, the Company shall, upon the request of any Holder of Registrable Securities covered by such registration statement, forthwith supply such reasonable number of registration statements, preliminary prospectuses and prospectuses meeting the requirements of the Act and other documents necessary or incidental to the offering, as shall be reasonably requested by such Holder to permit such Holder to make a public distribution of all Registrable Securities. The Company will use its reasonable efforts to qualify the Registrable Securities for sale in the states of Florida, New York and Nevada at the Company's expense and in such other states, at the Holders' expense, as any Holder of Registrable Securities shall reasonable request, provided that no such qualification will be required in any jurisdiction where, solely as a result thereof, the Company would be subject to service of general process or to taxation or qualification as a foreign corporation doing business in such jurisdiction. The obligations of the Company hereunder with respect to any Holder's Registrable Securities are expressly conditioned on such Holder's furnishing to the Company such appropriate information concerning the Holder, and the Registrable Securities and the terms of the Holder's offering of such Registrable Securities as the Company may reasonably request.

    (ii) The Company shall bear the entire cost and expense of any registration of the Registrable Securities; provided, however, that a Holder shall be solely responsible for the fees of any counsel retained by him, her or it and any transfer taxes or underwriting discounts or commissions applicable to the Registrable Securities sold by him, her or it, pursuant thereto and any additional registration fees attributable to the registration of such Holder's Registrable Securities.

    (iii) Except as to Warrants which shall expire pursuant to the provisions of paragraph (d) of this Section 10, the Company shall use its best efforts to maintain the effectiveness of a registration statement or post-effective amendment registering Registrable Securities pursuant to paragraphs (a), (b) and (c) hereof until the earlier of (A) the public sale of all of the Registrable Securities (including all Warrant Shares issued upon exercise of Warrants included in any such registration) registered thereunder or (B) the expiration of none (9) months from the date such registration statement has been deemed effective by the SEC.

    (iv) Nothing in this Warrant shall require the Company to undergo an audit other than in the ordinary course of business at the end of its fiscal year.

    (v) The Company shall indemnify and hold harmless each Holder and each underwriter, within the meaning of the Act, who may purchase from or sell for any such Holder any Registrable Securities, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the registration statement, any other registration statement under the Act, any post-effective amendment to the Registration Statement or any such registration statement, or any prospectus included therein required to be filed or furnished by reason of this Section 10 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing the Company by such Holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any such underwriter within the meaning of the Act and each officer, director, employee and agent of such underwriter; provided, however, that the Company shall not be obliged to so indemnify any such Holder or underwriter or other person referred to above unless such Holder or underwriter or other Person. as the case may be, shall at the same time indemnify the Company, its directors, each officer signing the registration statement and each person, if any, who controls the Company within the meaning of the Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Section 10 or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by any suet Holder or underwriter expressly for use therein.

    (vi) If for any reason the indemnification provided for in the preceding subparagraph is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred-to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

    (vii) When used in this Warrant the term ''majority holder" means any persons who together own more than 50% the Class D Warrants and Warrant Shares which have not previously been sold pursuant to a registration statement filed by the Company pursuant to this Section 10. In addition, as used herein "Registrable Securities" shall mean the Class D Warrants and Warrant Shares which have not been sold by the Holder thereof pursuant to a registration statement filed by the Company pursuant to this Section 10.

    (viii) Neither the giving of any notice by any Holder nor the making of any request for prospectuses shall impose upon any such Holder making such request any obligation to sell any Registrable Securities.

 (h) The Company shall not be required to register or maintain the registration of any Registrable Securities under the Act if, in the written opinion of counsel for the Company, said Registrable Securities may be publicly sold without the need for compliance with the registration provisions of the Act and applicable state securities laws registration requirements.

 (i) The Holders, upon receipt of notice from the Company, upon the occurrence of an event which requires a post-effective amendment to the registration statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of the Registrable Securities until they have received copies of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as Practicable after such notice.

 (j) The Registrable Securities may not be sold or otherwise disposed of except to (A) a person who, in the opinion of counsel, is a person to whom such securities may be legally transferred without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of a letter from such person in which such person represents that he is acquiring the Registrable Securities for his own account for investment purposes and not with a view to distribution, and in which such person agrees to comply with the provisions of this paragraph (i) with respect to any resale or other disposition of such securities, or (B) to any person upon delivery of a prospectus then meeting the requirements of the Act relating to such Securities and the offering thereof for such sale or disposition.

11. All expenses, including but not limited to attorneys' fees, incurred in connection with the preparation of this Warrant shall be borne by the Company.

12. All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given when either delivered by hand or on the second business day following mailing thereof, if mailed in the United States by registered, certified or express mail, return receipt requested, postage prepaid, or on the business day following delivery to Federal Express, if addressed to the parties at the following addresses set forth herein, or to such other address as either, or in the case of a transferee of a holder, as such transferee, shall have specified by notice in writing to the other. Same shall be deemed duly given hereunder when so delivered or mailed as the case may be:

If to the Company:  VisionQuest Worldwide Holdings Corporation
                    7674 West Lake Mead Boulevard
                    Las Vegas, NV 89128



If to the Holder:




13. Jurisdiction over all claims and controversies under, arising out of or relating to the Warrant and the Warrant Shares, shall be with the courts of the States of Nevada, Florida and Delaware and the Federal Courts situated within such three states to which the Company and the Holder hereby consent to and submit themselves.

14. This Warrant represents the sole and entire agreement of the parties with respect to the subject matter hereof and may not be modified without the written consent of the party to be charged with such modification.

ATTEST:

                                               By:
     Secretary                                 President

Dated ____________, 2000

                          WARRANT SHARE PURCHASE FORM

Pursuant to a Warrant issued by VisionQuest Worldwide Holdings Corporation, a
Delaware corporation (the "Company"), dated as of   , 2000, the undersigned
hereby irrevocably elects to exercise this warrant to the extent of purchasing shares of Common Stock, $.001 par value (the "Warrant Shares"), of the Company as provided for therein.

Payment of the full Purchase Price of the Warrant Shares is enclosed herewith, in the form of a check made payable to the Company.

The undersigned requests that a certificate for the Warrant Shares be issued in the name of:

                                ___________________________


                                __________________________


                                __________________________

          (Please print name, address and social security number)
Dated:     , 19
Address:





Signature:

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